                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     ---------------------------------------


                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 9, 2001


                      INTERNATIONAL BANCSHARES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                          COMMISSION FILE NUMBER 0-9439


               TEXAS                                  74-2157138
------------------------------------             ----------------------
   (STATE OR OTHER JURISDICTION                    (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NO.)


   1200 SAN BERNARDO, LAREDO, TEXAS                    78040-1359
------------------------------------             ----------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (956) 722-7611


                                      NONE
                   -------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.     OTHER EVENTS

      ON AUGUST 7, 2001, INTERNATIONAL BANCSHARES CORPORATION ISSUED A NEWS RELEASE ANNOUNCING SECOND QUARTER 2001 EARNINGS, ATTACHED HERETO AND FILED HEREWITH AS EXHIBIT 99 AND IS INCORPORATED HEREIN BY REFERENCE.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      C.    EXHIBITS

            THE FOLLOWING EXHIBIT IS FILED AS PART OF THIS REPORT:

            (99) NEWS RELEASE OF INTERNATIONAL BANCSHARES CORPORATION DATED AUGUST 7, 2001.



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

                                   SIGNATURES

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                              INTERNATIONAL BANCSHARES CORPORATION
                              (REGISTRANT)


                              BY:  /s/ DENNIS E. NIXON
                                  --------------------------------------------
                                   DENNIS E. NIXON, PRESIDENT
                                   AND CHIEF EXECUTIVE OFFICER


DATE:  AUGUST 9, 2001



                                       3
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                                  EXHIBIT INDEX



        EXHIBIT                                           PAGE
        NUMBER                   DESCRIPTION             NUMBER
       ----------               -------------           --------

        99             NEWS RELEASE OF INTERNATIONAL        5
                       BANCSHARES CORPORATION DATED
                       AUGUST 7, 2001.




                                       4